News Release
Contact: Kevin Royal, Chief Financial Officer
(866) 475-0317 x11120
investorrelations@bridgepointeducation.com

Bridgepoint Education Reports Fourth Quarter and Full Year 2016 Results

SAN DIEGO (March 7, 2017) - Bridgepoint Education, Inc. (NYSE:BPI), a provider of postsecondary education services, today announced the results for its fourth quarter and full year ended December 31, 2016.
Financial Results for the Three Months Ended December 31, 2016
Revenue for the three months ended December 31, 2016 was $119.5 million, compared with revenue of $131.4 million for the three months ended December 31, 2015.
Operating loss for the three months ended December 31, 2016 was $18.5 million, compared with operating loss of $6.1 million for the three months ended December 31, 2015.
The Company recognized an income tax benefit of $4.3 million for the three months ended December 31, 2016, compared with income tax expense of $1.2 million for the three months ended December 31, 2015.
Net loss for the three months ended December 31, 2016 was $13.8 million, compared with net loss of $6.7 million for the three months ended December 31, 2015.
Diluted loss per share for the three months ended December 31, 2016 was $0.30, compared with diluted loss per share of $0.15 for the three months ended December 31, 2015.
Non-GAAP Financial Results for the Three Months Ended December 31, 2016
Non-GAAP operating loss for the three months ended December 31, 2016 was $1.8 million, compared with non-GAAP operating income of $2.9 million for the three months ended December 31, 2015. Non-GAAP operating loss for the three months ended December 31, 2016 excludes a legal settlement expense of $0.2 million and restructuring and impairment charges of $16.5 million. Non-GAAP operating income for the three months ended December 31, 2015 excludes restructuring and impairment charges of $9.0 million.
Non-GAAP net loss for the three months ended December 31, 2016 was $0.7 million, compared with non-GAAP net income of $2.0 million for the three months ended December 31, 2015. Non-GAAP net loss for the three months ended December 31, 2016 excludes a legal settlement expense of $0.2 million, as well as restructuring and impairment charges of $16.5 million and the related tax effect. Non-GAAP net income for the three months ended December 31, 2015 excludes restructuring and impairment charges of $9.0 million and the related tax effect, as well as tax expense of $3.0 million relating to the valuation allowance against deferred tax assets.
Non-GAAP diluted loss per share for the three months ended December 31, 2016 was $0.01, compared with non-GAAP diluted earnings per share of $0.04 for the three months ended December 31, 2015.
Financial Results for the Year Ended December 31, 2016
Revenue for the year ended December 31, 2016 was $527.1 million, compared with revenue of $561.7 million for the year ended December 31, 2015.

Operating loss for the year ended December 31, 2016 was $40.2 million, compared with operating loss of $42.3 million for the year ended December 31, 2015.
The Company recognized an income tax benefit of $7.9 million for the year ended December 31, 2016, compared with income tax expense of $30.3 million for the year ended December 31, 2015.
Net loss for the year ended December 31, 2016 was $30.0 million, compared with net loss of $70.5 million for the year ended December 31, 2015.
Diluted loss per share for the year ended December 31, 2016 was $0.65, compared with diluted loss per share of $1.54 for the year ended December 31, 2015.
Non-GAAP Financial Results for the Year Ended December 31, 2016
Non-GAAP operating income for the year ended December 31, 2016 was $12.1 million, compared with non-GAAP operating income of $26.1 million for the year ended December 31, 2015. Non-GAAP operating income for the year ended December 31, 2016 excludes a legal settlement expense of $33.1 million and restructuring and impairment charges of $19.3 million. Non-GAAP operating income for the year ended December 31, 2015 excludes restructuring and impairment charges of $68.4 million.
Non-GAAP net income for the year ended December 31, 2016 was $8.4 million, compared with non-GAAP net income of $15.9 million for the year ended December 31, 2015. Non-GAAP net income for the year ended December 31, 2016 excludes a legal settlement expense of $33.1 million, as well as restructuring and impairment charges of $19.3 million and the related tax effect. Non-GAAP net income for the year ended December 31, 2015 excludes restructuring and impairment charges of $68.4 million and the related tax effect, as well as tax expense of $43.7 million relating to the valuation allowance against deferred tax assets.
Non-GAAP diluted earnings per share for the year ended December 31, 2016 was $0.18, compared with non-GAAP diluted earnings per share of $0.35 for the year ended December 31, 2015.
Balance Sheet and Cash Flow
As of December 31, 2016, the Company had cash, cash equivalents, restricted cash and investments of $381.8 million, compared with cash, cash equivalents, restricted cash and investments of $374.0 million as of December 31, 2015.
The Company generated $11.1 million of cash from operating activities during the year ended December 31, 2016, compared with $18.8 million of cash from operating activities during the year ended December 31, 2015.
Student Enrollment
Total student enrollment at the Company’s academic institutions, Ashford University and University of the Rockies, was 45,087 at December 31, 2016, compared with total student enrollment of 49,159 at December 31, 2015.
As of December 31, 2016, the 12-month retention for all Ashford students who were active on the last day of the fourth quarter of 2015 was 59.8%.  As of December 31, 2015, the 12-month retention for all Ashford students who were active on the last day of the fourth quarter of 2014 was 61.3%.
About Non-GAAP Financial Measures
This press release contains non-GAAP financial measures for non-GAAP operating income, non-GAAP net income and non-GAAP diluted earnings per share, which exclude a legal settlement expense, restructuring and impairment charges, and certain income tax adjustments, as applicable. These non-GAAP financial measures are not prepared in accordance with U.S. generally accepted accounting principles (GAAP) and are not based on a comprehensive set of accounting rules. Management believes non-GAAP financial measures are useful in providing investors with an understanding of how specific line items in the consolidated statements of income are affected by items that may not be indicative of the operating results of the Company’s core business. To the extent that other companies use similar methods in calculating and reporting non-GAAP operating results, the Company believes provision of supplemental non-GAAP financial information allows for a meaningful comparison of the Company’s performance against the performance of other companies. The Company further believes that these non-GAAP financial measures provide useful information regarding its ongoing operating activities and business trends related to its results of operations, as well as a meaningful comparison with historical financial results. The Company’s management and board of directors utilize these non-GAAP financial measures, together with the Company's financial statements prepared in accordance with GAAP, in developing operating budgets and evaluating the Company's performance. These non-GAAP financial measures are intended to supplement GAAP financial information, and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Refer to the accompanying tables for a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
Earnings Conference Call and Webcast
Bridgepoint Education will host a conference call and webcast at 5:00 p.m. ET (2:00 p.m. PT) today to discuss its latest financial results and recent highlights. The dial-in number for callers in the United States / Canada is (866) 859-7412, and the dial-in number for other callers is (832) 900-4623. The access code for all callers is 74641308. A live broadcast of the call will also be available on the Company's website at http://ir.bridgepointeducation.com.
A replay of the call will be available via telephone through April 7, 2017. To access the replay, callers in the United States and Canada should dial (855) 859-2056 and other callers should dial (404) 537-3406. The access code for all callers is 74641308.
About Bridgepoint Education
Bridgepoint Education, Inc. (NYSE:BPI) harnesses the latest technology to reimagine the modern student experience. Bridgepoint owns two academic institutions - Ashford University and University of the Rockies. Together, these programs, technologies, and resources represent a unique model for advancing education in the 21st century. Bridgepoint stands for greater access, social learning, and exposure to leading minds. For more information, visit www.bridgepointeducation.com or www.facebook.com/BridgepointEducation.
Forward-Looking Statements
This news release may contain forward-looking statements, including, without limitation, statements regarding management’s intentions, hopes, beliefs or expectations, and statements regarding the Company's outlook for 2017 and beyond. These forward-looking statements are subject to risks and uncertainties that could cause the Company's actual performance or results to differ materially from those expressed in or suggested by such statements. Such risks and uncertainties include, without limitation, the failure to comply with the extensive regulatory framework applicable to the Company and its institutions, adverse administrative, economic, legislative or regulatory changes affecting the Company and its institutions, the imposition of fines or other corrective measures against the Company's institutions, competition in the postsecondary education market and its potential impact on the Company's market share, recruiting costs and tuition rates, reputational and other risks related to potential compliance audits, regulatory or legal actions, negative publicity or service disruptions, and the inability to recruit and retain students or develop new or expanded programs in a timely and cost-effective manner.
Additional information on factors that could affect the Company's performance or results is included from time to time in the Company's filings with the Securities and Exchange Commission (SEC), including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2016 to be filed with the SEC, the Company's quarterly reports on Form 10-Q and the Company's current reports on Form 8-K. You should not place undue reliance on any forward-looking statements. Forward-looking statements are made on the basis of management's good faith beliefs, expectations and assumptions regarding future events based on information available at the time such statements are made. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update or revise any forward-looking statements to reflect actual results or any changes in assumptions, expectations or other factors affecting such forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

BRIDGEPOINT EDUCATION, INC.
Consolidated Statements of Income (Loss)
(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Revenue	$119,535	$131,392	$527,090	$561,729
Costs and expenses:
Instructional costs and services	63,769	65,840	263,898	281,496
Admissions advisory and marketing	45,408	48,948	202,206	197,584
General and administrative	12,134	13,674	48,843	56,588
Legal settlement expense	170	—	33,088	—
Restructuring and impairment charges	16,510	9,034	19,276	68,356
Total costs and expenses	137,991	137,496	567,311	604,024
Operating loss	(18,456)	(6,104)	(40,221)	(42,295)
Other income, net	414	607	2,306	2,106
Loss before income taxes	(18,042)	(5,497)	(37,915)	(40,189)
Income tax (benefit) expense	(4,253)	1,190	(7,875)	30,265
Net loss	$(13,789)	$(6,687)	$(30,040)	$(70,454)
Loss per share:
Basic	$(0.30)	$(0.15)	$(0.65)	$(1.54)
Diluted	$(0.30)	$(0.15)	$(0.65)	$(1.54)
Weighted average number of common shares outstanding used in computing loss per share:
Basic	46,373	45,799	46,228	45,665
Diluted	46,373	45,799	46,228	45,665

BRIDGEPOINT EDUCATION, INC.
Consolidated Balance Sheets
(In thousands, except par value)

	As of December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$307,802	$282,145
Restricted cash	24,533	24,685
Investments	49,434	19,387
Accounts receivable, net	26,457	24,091
Student loans receivable, net	—	775
Prepaid expenses and other current assets	23,467	52,192
Total current assets	431,693	403,275
Property and equipment, net	12,218	21,742
Investments	—	47,770
Student loans receivable, net	—	7,394
Goodwill and intangibles, net	17,419	21,265
Other long-term assets	2,046	5,320
Total assets	$463,376	$506,766
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$77,866	$79,196
Deferred revenue and student deposits	74,666	88,756
Total current liabilities	152,532	167,952
Rent liability	16,508	20,118
Other long-term liabilities	13,630	15,046
Total liabilities	182,670	203,116
Total stockholders' equity	280,706	303,650
Total liabilities and stockholders' equity	$463,376	$506,766

BRIDGEPOINT EDUCATION, INC.
Consolidated Statements of Cash Flows
(In thousands)

	Year Ended December 31,
	2016	2015
Cash flows from operating activities
Net loss	$(30,040)	$(70,454)
Adjustments to reconcile net loss to net cash provided by operating activities:
Provision for bad debts	32,583	29,863
Depreciation and amortization	13,082	19,578
Amortization of premium/discount	68	475
Deferred income taxes	28	40,944
Stock-based compensation	7,317	9,710
Excess tax benefit of option exercises	—	(460)
Loss on impairment of student loans receivable	7,542	1,328
Net loss (gain) on marketable securities	(164)	91
Loss on termination of leased space	13,244	17,047
Loss on disposal or impairment of fixed assets	3,024	44,949
Changes in operating assets and liabilities:
Accounts receivable	(34,790)	(32,383)
Prepaid expenses and other current assets	13,225	(14,446)
Student loans receivable	876	1,139
Other long-term assets	3,274	(2,845)
Accounts payable and accrued liabilities	4,778	1,104
Deferred revenue and student deposits	(14,078)	(19,170)
Other liabilities	(8,886)	(7,669)
Net cash provided by operating activities	11,083	18,801
Cash flows from investing activities
Capital expenditures	(1,925)	(2,477)
Purchases of investments	(20,260)	(20,280)
Capitalized costs for intangible assets	(830)	(2,153)
Sales of investments	—	10,101
Maturities of investments	37,756	66,096
Net cash provided by investing activities	14,741	51,287
Cash flows from financing activities
Proceeds from exercise of stock options	1,331	284
Excess tax benefit of option exercises	—	460
Proceeds from the issuance of stock under employee stock purchase plan	246	261
Tax withholding on issuance of stock awards	(1,896)	(1,341)
Proceeds from failed sale-leaseback transaction	—	4,141
Net cash provided by (used in) financing activities	(319)	3,805
Net increase in cash, cash equivalents and restricted cash	25,505	73,893
Cash, cash equivalents and restricted cash at beginning of period	306,830	232,937
Cash, cash equivalents and restricted cash at end of period	$332,335	$306,830

BRIDGEPOINT EDUCATION, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Operating Income (Loss) Reconciliation:
GAAP operating loss	$(18,456)	$(6,104)	$(40,221)	$(42,295)
Legal settlement expense	170	—	33,088	—
Restructuring and impairment charges	16,510	9,034	19,276	68,356
Non-GAAP operating income (loss)	$(1,776)	$2,930	$12,143	$26,061

Net Income (Loss) Reconciliation:
GAAP net loss	$(13,789)	$(6,687)	$(30,040)	$(70,454)
Legal settlement expense	170	—	33,088	—
Restructuring and impairment charges	16,510	9,034	19,276	68,356
Income tax impact	(3,566)	(3,388)	(13,973)	(25,634)
Incremental income tax expense related to establishment of valuation allowance	—	2,999	—	43,655
Non-GAAP net income (loss)	$(675)	$1,958	$8,351	$15,923

Diluted Earnings (Loss) Per Share Reconciliation:
GAAP diluted loss per share	$(0.30)	$(0.15)	$(0.65)	$(1.54)
Legal settlement expense	0.01	—	0.71	—
Restructuring and impairment charges	0.35	0.20	0.42	1.49
Income tax impact	(0.07)	(0.07)	(0.30)	(0.56)
Incremental income tax expense related to establishment of valuation allowance	—	0.06	—	0.96
Non-GAAP diluted earnings (loss) per share	$(0.01)	$0.04	$0.18	$0.35